                                   EXHIBIT 11


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 2-81649 for Hartford U.S. Government Money Market Fund, Inc. on Form N-1A.



                                             ARTHUR ANDERSEN LLP




Hartford, CT
April 9, 1997


                                       23